File Number: 333-110037
                                                 Filed Pursuant to Rule
                                               497(e) of the Securities
                                                            Act of 1933




September 3, 2008


                        Pioneer Growth Opportunities Fund
             Supplement to the May 1, 2008 Class A, B and C Shares
                         and Class Y Shares Prospectuses


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Brian E. Stack. Mr. Stack also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Stack, a senior vice president and portfolio manager, joined Pioneer in 2008. Prior to joining Pioneer, Mr. Stack was a co-founder, portfolio manager and analyst at Long Trail Investment Management, LP from 2005 to 2007. From 2002 to 2004, he was a portfolio manager and analyst at BlackRock, Inc. Mr. Stack co-founded Cyllenius Capital Management in 2001, which was acquired by BlackRock in 2002. Mr. Stack was a portfolio manager at MFS Investment Management from 1995 to 2001.


                                                          22356-00-0908
                                                 (C) 2008 Pioneer Funds
                                                      Distributor, Inc.
                                    Underwriter of Pioneer mutual funds
                                                            Member SIPC